UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): July 6, 2004

                                   ----------


                             SIGA Technologies, Inc.
                             -----------------------
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
                                    --------
                         (State or other Jurisdiction of
                         Incorporation or Organization)

          0-23047                                          13-3864870
          -------                                          ----------
       (Commission File                                 (I.R.S. Employer
           Number)                                   Identification Number)


        420 Lexington Avenue, Suite 601                        10170
    ---------------------------------------                 -----------
             New York, New York                              (Zip Code)
    (Address of Principal Executive Offices)


                                 (212) 672-9100
                                 --------------
              (Registrant's telephone number, including area code)

ITEM 5.    Other Events and Required FD Disclosure.

           On July 6, 2004, SIGA Technologies, Inc., a Delaware corporation ("SIGA"), issued a press release pursuant to which SIGA announced the appointment of Bernard L. Kasten, M.D. as its Chief Executive Officer. Dr. Kasten joins SIGA following eight years at Quest Diagnostics where he was Vice President of Medical Affairs of its MedPlus subsidiary. During his career at Quest, he also served as Vice President, Business Development for Science and Medicine and Chief Laboratory Officer. Dr. Kasten has been a member of SIGA's Board of Directors since May 2003.

           For a description of the events reported pursuant to this Form 8-K, reference is made to the press release issued by SIGA on July 6, 2004, the text of which is attached hereto as Exhibit 99.1.


ITEM 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(c)   Exhibits

           Exhibit No.            Description
           -----------            -----------

           99.1                   Press Release dated July 6, 2004.



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


                                   SIGNATURES


                     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           SIGA TECHNOLOGIES, INC.


                                           By: /s/ Thomas N. Konatich
                                              ----------------------------
                                              Thomas N. Konatich
                                              Chief Financial Officer

Date: July 6, 2004




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

                                  EXHIBIT INDEX
                                  -------------

Exhibit Number       Description
--------------       -----------

     99.1            Press Release dated July 6, 2004.




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